SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

        Date of Report (Date of Earliest Event Reported): May 3, 2004

                    Songzai International Holding Group, Inc.

                         F/K/A Heritage Companies, Inc.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    333-66994
                                    ---------
                            (Commission File Number)

                                   43-1932733
                                   ----------
                      (I.R.S. Employer Identification No.)

                  5628 Halifax Road, Arcadia, California 91007
                  --------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                  (954)975-5643
                                  -------------
              (Registrant's Telephone Number, Including Area Code)




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This current report on Form 8-K is filed by Songzai International Holding Group,
Inc., a Nevada corporation the "Registrant"), in connection with the matters below.

ITEM  4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 7, 2004, the Registrant engaged Perrella & Associates, P.A., C.P.A.'s as its independent auditor. The decision to appoint the new independent accountants was recommended and approved by the Registrant's Board of Directors.

As previously filed in a Form 8-K on September 12, 2003, the Registrant discussed the resignation of Pickett, Chaney & McMullen, LLP as independent accountants. None of the reports of Pickett, Chaney & McMullen, LLP on the financial statements of the Registrant for the past fiscal year contained an adverse opinion or a disclaimer of opinion, or was qualified, except as modified for a going concern uncertainty. The financial statements were also not qualified with respect to audit scope or accounting principles. During the Registrant's most recent fiscal year and the subsequent interim period immediately preceding the date of the resignation of Pickett, Chaney & McMullen, LLP, the Registrant had no disagreements with Pickett, Chaney & McMullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Pickett, Chaney & McMullen, LLP, would have caused Pickett, Chaney & McMullen, LLP to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements of the Registrant. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act occurred with respect to the Registrant's most recent fiscal year or the subsequent interim period preceding the resignation of Pickett, Chaney & McMullen, LLP.

Prior to making the decision to retain Perrella & Associates, P.A., C.P.A.'s, the Registrant had not consulted with Perrella & Associates, P.A., C.P.A.'s on any accounting matters. Neither the Registrant nor anyone on its behalf consulted Perrella & Associates, P.A., C.P.A.'s regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written or oral advice concerning the same was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SONGZAI INTERNATIONAL HOLDING GROUP, INC.
                                   (Registrant)


                                    /s/ Hong Wen Li
                                    ---------------
                               By:  Hong Wen Li, Chairman






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                                  EXHIBIT INDEX


Exhibit
Number     Description
------     -----------

16         Letter regarding Change in Certifying Accountant





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